Rule 497(e)

Registration Nos. 333-168727 and 811-22452

First Trust Series Fund

First Trust Preferred Securities and Income Fund

First Trust Short Duration High Income Fund

First Trust/Confluence Small Cap Value Fund

(each a “Fund”)

Supplement to each Fund’s Prospectus and Statement of Additional Information

Dated May 17, 2024

Notwithstanding anything to the contrary in each Fund’s prospectus or statement of additional information, the section entitled “Class A Sales Charge Waivers – Stifel, Nicolaus & Company, Incorporated (“Stifel”)” in each Fund’s prospectus and the section entitled “Elimination of Up-Front Sales Charge on Class A Shares – Stifel Nicolaus & Company, Incorporated (“Stifel”)” in each Fund’s statement of additional information is each hereby deleted in its entirety and replaced with the following:

Stifel, Nicolaus & Company, Incorporated (“Stifel”) and its broker dealer affiliates

Effective May 17, 2024, shareholders purchasing or holding fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (“CDSC”) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Class A Shares

As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.

Rights of accumulation

•	Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of all assets in all classes of shares of First Trust funds held by accounts within the purchaser’s household at Stifel. Eligible fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

•	The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Front-end sales charge waivers on Class A shares available at Stifel

Sales charges may be waived for the following shareholders and in the following situations:

•	Class C shares that have been held for more than seven (7) years may be converted to Class A or other Front-end share class(es) shares of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
•	Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
•	Shares purchased in an Stifel fee-based advisory program, often referred to as a “wrap” program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the fund family.
•	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, shares redeemed through a Systematic Withdrawal Plan are not eligible for rights of reinstatement.
•	Shares from rollovers into Stifel from retirement plans to IRAs.
•	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
•	Purchases of Class 529-A shares through a rollover from another 529 plan.
•	Purchases of Class 529-A shares made for reinvestment of refunded amounts.
•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	All other sales charge waivers and reductions described elsewhere in the Fund’s prospectus or SAI still apply.

Contingent Deferred Sales Charges Waivers on Class A and C Shares

•	Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
•	Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•	Shares acquired through a right of reinstatement.
•	Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
•	Shares exchanged or sold in a Stifel fee-based program.
•	All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.

Share Class Conversions in Advisory Accounts

•	Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

Please Keep this Supplement with Your Fund’s Prospectus

and Statement of Additional Information for Future Reference.